58595  01/00

Prospectus Supplement
dated January 10, 2000 to:
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Putnam Growth and Income Fund II (the "fund")
Prospectuses dated March 30, 1999

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year shown below. Her experience as portfolio manager or investment analyst over at least the last five years is also shown.

Manager             Since      Experience

Deborah Kuenstner   2000       March 1997 -          Putnam Management
Managing Director              Present               Senior Portfolio Manager
                               Prior to March 1997   at DuPont Pension Fund
                                                     Investment